UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

Free Flow, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54868	45-3838831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Woodland Crossing Dr.
Suite 155, Herndon, VA 20171
(Address of principal executive offices, including zip code)

(703) 789-3344
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report.)

Karen A. Batcher, Esq.
Teeple Hall, LLP
6255 Towne Centre Drive, Suite 500
San Diego, CA 92121
(858) 662 7878
(Name, Address and Telephone Number of Person Authorized to Receive
Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 3, 2017, Free Flow, Inc. (the “Company”) filed its annual report on Form 10-K for the fiscal year ended December 31, 2016 (the “10-K”) without obtaining the consent and authorization of the Company’s former independent registered accounting firm, Paritz & Company, P.A. (“Paritz”), to reissue its auditor’s report for the fiscal year ended December 2015.  The Company will request that Paritz reissue its auditor’s report upon its review of the Company’s 10-K and appropriate procedures in connection therewith.  There is no guarantee that Paritz will consent to reissue its report.  If Paritz so refuses to provide its consent, the Company will be required to obtain a new audit for the fiscal year ended December 31, 2015 and to amend its annual report on Form 10-K/A accordingly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017

FREE FLOW, INC.

By:	/s/ Sabir Saleem
Sabir Saleem, President

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